MUTUAL OF AMERICA INVESTMENT CORPORATION

                       SUPPLEMENT, DATED NOVEMBER 26, 1997
                        TO PROSPECTUS, DATED MAY 1, 1997

ON PAGE 14 OF THE PROSPECTUS, THE PARAGRAPH CAPTIONED AGGRESSIVE EQUITY FUND IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING, TO REFLECT A CHANGE IN THE PORTFOLIO MANAGER FOR THE FUND:

AGGRESSIVE EQUITY FUND. Frederick M. Gallagher, Senior Vice President of the Adviser, has responsibility for setting the investment strategy and overseeing the day-to-day operations of the Aggressive Value Portfolio and the Aggressive Growth Portfolio of the Aggressive Equity Fund. He is assisted by a team of research analysts who identify and recommend securities that meet each Portfolio's criteria for purchase or sale. Mr. Gallagher, who has more than 30 years of investment experience, joined the Adviser in June 1995, and prior thereto he was Senior Vice President/Equity Investments at Continental Asset Management Corporation.